(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Mercury
HW International
Value VIP
Portfolio
of Mercury HW Variable Trust


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund invests significantly in foreign stocks. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury HW International Value VIP Portfolio of
Mercury HW Variable Trust
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF JUNE 30, 2001

Ten Largest                            Percent of
Equity Holdings                        Net Assets

Nintendo Company Ltd.                      3.0%
Aventis SA                                 2.6
Takefuji Corporation                       2.3
Manulife Financial Corporation             2.2
Shandong International Power
Development Company Limited 'H'            2.2
Canon, Inc.                                2.2
Repsol-YPF, SA                             2.1
TotalFinaElf SA 'B'                        2.1
Unilever PLC                               1.9
British Aerospace PLC                      1.9


Five Largest                           Percent of
Industries                             Net Assets

Telecommunications                         7.3%
Electric--Utilities                        6.6
Regional Banks                             6.5
Pharmaceuticals                            5.1
Banks                                      3.4



June 30, 2001 Mercury HW International Value VIP Portfolio



DEAR SHAREHOLDER


Investment Review
We are pleased to present to you this semi-annual report of Mercury HW International Value VIP Portfolio (the "Fund"). For the six months ended June 30, 2001, the Fund had a total return of -5.91%, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which had a total return of -14.61%. (Complete performance information can be found on page 5 of this report to shareholders.) The Fund continued to benefit from investors reassessing the high valuations attributed to many technology and growth-related companies; the process of adjustment that began in March 2000 continued in the first half of 2001, leading to good relative performance from many previously unfashionable stocks. For investors in international equities, the second quarter of 2001 marked the sixth successive quarter of negative returns and currently matches the bear market of 1973 - 1974 for duration, if not depth.

Value stocks fared better than their growth counterparts, with the MSCI EAFE Value Index returning -10.5% for the same six-month period, while the MSCI EAFE Growth Index lost 18.5%. Stock markets have been characterized by volatile trading conditions with regular changes in leadership, although defensive sectors have in general been in favor for their earnings visibility. With economic activity decelerating in almost every region, after a number of years of strong growth, investors have re-evaluated the prospects for companies delivering reliable earnings, which make up a significant proportion of the Fund.

The best-performing sector during the period was energy, as the crude price has been buoyed by resilient demand and supply constraints, leading to earnings upgrades for the major international players. Other areas to benefit the Fund included basic materials, where the Fund has significant overweighted positions, food and beverages and utilities. The main losers featured information technology and, specifically, technology hardware. Performance in this sector, previously the star performer for a number of years, was dominated by profit warnings because of order cancellations and capital expenditure reduction from their major customers, the telecom service operators. Other sectors leading the markets lower included software providers and telecommunication services.

From a country perspective, those markets with significant natural resource exposure performed well, particularly Australia, New Zealand and Norway. Conversely the worst performers included Finland, Sweden, Italy and Switzerland. Despite our underweighted position in Japan, the Fund benefited from a number of excellent stock picks in this market. Other features were good stock selection in the United Kingdom, Hong Kong and France.



June 30, 2001 Mercury HW International Value VIP Portfolio



Looking ahead, we anticipate that the liquidity injections from the world's central banks that took place over the last nine months in the major economies will begin to feed through into increased activity, if not in 2001, then at some stage during 2002. Consumer price inflation remains relatively subdued, although the European Central Bank is maintaining a cautious tone. Major stock markets remain held in thrall by the twin forces of profit warnings and hopes for economic recovery fueled by interest rate reductions, particularly in the United States. We anticipate investors to continue to focus on fundamental factors such as earnings and cash flow, and in that environment believe that the Portfolio is well-positioned for progress in the future.

In Conclusion
We appreciate your continued support of Mercury HW International
Value VIP Portfolio, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Nancy D. Celick)
Nancy D. Celick
President



(James A. Macmillan)
James A. Macmillan
Portfolio Manager



August 9, 2001


We are pleased to announce that James A. Macmillan is now responsible for the day-to-day management of Mercury HW
International Value VIP Portfolio. Mr. Macmillan has been Portfolio Manager of Mercury Advisors or its affiliates since 1993.



June 30, 2001Mercury HW International Value VIP Portfolio



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




RECENT PERFORMANCE RESULTS

                                 6-Month        12-Month     Since Inception
As of June 30, 2001            Total Return   Total Return    Total Return*


Mercury HW International
Value VIP Portfolio                -5.91%         -6.29%         +12.60%

*The Fund commenced operations on 6/10/98.



AVERAGE ANNUAL TOTAL RETURN

                                                                % Return


One Year Ended 6/30/01                                           -6.29%
Since Inception (6/10/98) through 6/30/01                        +3.96



June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS--96.0%

Australia--1.4%
Airlines--0.1%            Qantas Airways Limited                               136,000      $   241,856

Banks--0.1%               National Australia Bank Limited                       25,000          445,248

Insurance--1.1%           QBE Insurance Group Limited                          839,056        5,034,891

Metals & Mining--0.1%     WMC Limited                                           90,000          438,084

                          Total Common Stocks in Australia                                    6,160,079


Canada--4.0%
Insurance--Life--2.2%     Manulife Financial Corporation                       363,514       10,144,187

Telecommunications        BCE Inc.                                             296,340        7,947,442
--1.8%

                          Total Common Stocks in Canada                                      18,091,629


Finland--0.8%
Paper--0.8%               UPM-Kymmene Oyj                                      126,490        3,575,616

                          Total Common Stocks in Finland                                      3,575,616


France--9.7%
Airlines--0.9%            Groupe Air France                                    247,355        3,978,804

Auto Services--0.3%       ++PSA Peugeot Citroen                                  4,100        1,113,169

Banks--0.2%               Societe Generale 'A'                                  14,000          829,075

Communications            Alcatel                                               15,600          326,212
Equipment--0.1%

Construction              Lafarge SA (Ordinary)                                  6,600          564,344
Materials--0.1%

Consumer/Office           Societe BIC SA                                       102,224        3,721,342
Products--0.8%

Food Products--0.1%       Groupe Danone                                          3,800          521,489

Insurance--0.1%           Axa                                                   19,200          546,971

Media--0.2%               Lagardere S.C.A.                                       7,400          348,325
                          Vivendi Universal SA                                  12,000          699,461
                                                                                            -----------
                                                                                              1,047,786

Metals & Mining--0.1%     Usinor SA                                             44,000          461,532

Multiline Retail--0.1%    Pinault-Printemps-Redoute SA                           4,000          579,074

Multi-Utilities--0.2%     Suez SA                                               27,000          868,612

Oil--International        TotalFinaElf SA 'B'                                   67,876        9,504,516
--2.1%


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

France (concluded)
Pharmaceuticals--2.6%     Aventis SA                                           143,825      $11,482,180

Regional Banks--1.7%      BNP Paribas SA                                        88,211        7,677,046

Tobacco--0.1%             Altadis                                               40,000          563,497

                          Total Common Stocks in France                                      43,785,649


Germany--4.0%
Airlines--0.1%            Deutsche Lufthansa AG (Registered Shares)             40,000          636,643

Banks--1.3%               Bayerische Hypo-und Vereinsbank AG                    15,400          752,272
                          DePfa Deutsche Pfandbriefbank AG                      79,304        5,303,963
                                                                                            -----------
                                                                                              6,056,235

Chemicals--0.1%           Bayer AG                                              13,000          506,267

Electric--                E.On AG                                              119,247        6,198,607
Utilities--1.4%

Hotels, Restaurants       Preussag AG                                           12,800          391,197
& Leisure--0.1%

Industrial                Siemens AG                                            13,500          817,181
Conglomerates--0.2%

Insurance--0.3%           Allianz AG (Registered Shares)                         2,400          704,439
                          Marschollek, Lautenschlaeger und Partner AG            4,400          484,255
                                                                                            -----------
                                                                                              1,188,694

Multi-Utilities--0.2%     RWE AG                                                23,000          911,280

Software--0.1%            SAP AG (Systeme, Anwendungen,
                          Produkte in der Datenverarbeitung)                     2,800          386,151

Textiles & Apparel        Adidas-Salomon AG                                     12,000          727,399
--0.2%

                          Total Common Stocks in Germany                                     17,819,654


Hong Kong--6.1%
Electric--                Hongkong Electric Holdings Limited                 1,844,500        7,094,322
Utilities--3.8%           Shandong International Power
                          Development Company Limited 'H'                   41,108,000        9,908,209
                                                                                            -----------
                                                                                             17,002,531

Media--0.7%               South China Morning Post
                          Holdings Ltd.                                      4,599,000        3,036,558


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

Hong Kong (concluded)
Real Estate--1.6%         Cheung Kong (Holdings) Ltd.                           60,000      $   653,855
                          Henderson Land Development
                          Company Limited                                    1,551,000        6,860,280
                                                                                            -----------
                                                                                              7,514,135

                          Total Common Stocks in Hong Kong                                   27,553,224


Ireland--3.5%
Containers--1.4%          Jefferson Smurfit Group PLC                        3,458,672        6,383,283

Foods Manufacturing       Greencore Group PLC                                1,320,855        2,851,501
--0.6%

Regional Banks--1.5%      Allied Irish Banks PLC                                55,000          633,257
                          Allied Irish Banks PLC                               548,900        6,134,023
                                                                                            -----------
                                                                                              6,767,280

                          Total Common Stocks in Ireland                                     16,002,064


Italy--1.9%
Insurance--0.2%           Assicurazioni Generali                                30,000          901,629

Telecommunications        Telecom Italia SpA                                   743,600        6,673,037
--1.6%                    Telecom Italia SpA (Registered Shares)                96,000          458,383
                                                                                            -----------
                                                                                              7,131,420

Wireless Telecommuni-     Telecom Italia Mobile (TIM) SpA                       80,000          407,723
cation Services
--0.1%

                          Total Common Stocks in Italy                                        8,440,772


Japan--13.5%
Auto Components--0.1%     Sanden Corporation                                   106,000          424,952

Auto Services--0.3%       Fuji Heavy Industries, Ltd.                          108,000          794,933
                          Honda Motor Co., Ltd.                                 14,000          615,138
                                                                                            -----------
                                                                                              1,410,071

Beverages--0.2%           Asahi Breweries Limited                               81,000          908,587

Chemicals--0.2%           Asahi Chemical Industry Co., Ltd.                     93,000          390,731
                          Shin-Etsu Chemical Co., Ltd.                          15,000          550,834
                                                                                            -----------
                                                                                                941,565

Commercial Services &     Secom Co., Ltd.                                       10,000          558,050
Supplies--0.1%


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (Continued)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

Japan (concluded)
Diversified               Sanyo Shinpan Finance Co., Ltd.                      128,600      $ 4,495,638
Financials--1.3%          Shohkoh Fund & Co., Ltd.                               7,480        1,222,277
                                                                                            -----------
                                                                                              5,717,915

Diversified               Nippon Telegraph & Telephone Corporation (NTT)            70          364,817
Telecommunication
Services--0.1%

Finance--2.3%             Takefuji Corporation                                 113,100       10,274,399

Food & Drug               Circle K Japan Co. Ltd.                               88,700        2,567,407
Retailing--0.6%

Food Products--0.1%       Katokichi Co., Ltd.                                   26,200          619,708

Health Care Equipment     Fukuda Denshi Co., Ltd.                               24,000          538,807
& Supplies--0.1%

Hotels, Restaurants       Namco Ltd.                                           324,000        5,819,115
& Leisure--1.3%

Household                 Kao Corporation                                       24,000          596,536
Durables--0.1%

Leisure/Toys--3.0%        Nintendo Company Ltd.                                 74,300       13,523,172

Office Electronics        Ricoh Co., Ltd.                                       28,000          603,913
--0.1%

Office Equipment &        Canon, Inc.                                          242,000        9,779,346
Supplies--2.2%

Pharmaceuticals--0.3%     Kissei Pharmaceutical Co., Ltd.                       34,000          805,564
                          Takeda Chemical Industries, Ltd.                      13,000          604,554
                                                                                            -----------
                                                                                              1,410,118

Small Loans &             Promise Co., Ltd.                                     58,300        4,805,356
Finance--1.1%

                          Total Common Stocks in Japan                                       60,863,834


Netherlands--7.5%
Chemicals/Pharmaceu       Akzo Nobel NV                                        168,420        7,129,219
ticals--1.6%

Commercial Services       Vedior NV 'A'                                         66,926          606,257
& Supplies--0.2%

Electronics--1.7%         ++Koninklijke (Royal) Philips                        288,182        7,638,853
                          Electronics NV

Food & Drug               Koninklijke Ahold NV                                  30,000          939,726
Retailing--0.2%

Insurance--0.1%           Aegon NV                                              18,000          506,690


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

Netherlands (concluded)
Insurance--               ++ING Groep NV                                       122,745      $ 8,022,309
Multiline--1.8%

Machinery--0.1%           IHC Caland NV                                         11,000          554,100

Oil & Gas--0.4%           Royal Dutch Petroleum Company                         33,500        1,927,988

Regional Banks--0.9%      ABN AMRO Holding NV                                  215,360        4,045,765

Telecommunications        KPN NV                                               390,781        2,216,596
--0.5%

                          Total Common Stocks in the Netherlands                             33,587,503


New Zealand--1.5%
Diversified               Telecom Corporation of New Zealand Limited         2,933,572        6,625,994
Telecommunication
Services--1.5%

                          Total Common Stocks in New Zealand                                  6,625,994


Norway--1.8%
Construction &            ++Kvaerner ASA 'A'                                   303,279        2,127,784
Engineering--0.5%

Diversified               Telenor A/S                                        1,471,400        6,067,856
Telecommunication
Services--1.3%

                          Total Common Stocks in Norway                                       8,195,640


Portugal--2.1%
Electric--Utilities       Electricidade de Portugal, SA (EDP)                2,642,800        6,309,452
--1.4%

Telecommunications        ++Portugal Telecom SA (Registered Shares)            465,430        3,246,832
--0.7%                    Portugal Telecom, SA (Rights)(a)                     465,430           63,045
                                                                                            -----------
                                                                                              3,309,877

                          Total Common Stocks in Portugal                                     9,619,329


Singapore--2.9%
Banks--1.7%               United Overseas Bank Ltd.                          1,192,928        7,529,458

Computers &               Creative Technology Limited                          573,938        4,792,382
Peripherals--1.2%         Creative Technology Limited                           63,100          529,874
                                                                                            -----------
                                                                                              5,322,256

                          Total Common Stocks in Singapore                                   12,851,714


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (Continued)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

Spain--4.3%
Banks--0.2%               Banco Santander Central Hispano, SA                  120,000      $ 1,087,034

Electric--                Endesa SA                                             54,000          861,297
Miscellaneous--0.2%

Hotels--0.4%              NH Hoteles, SA                                       144,500        1,709,002

Oil--Integrated--2.1%     Repsol-YPF, SA                                       583,130        9,626,718

Telecommunications        ++Telefonica SA                                      496,413        6,119,033
--1.4%

                          Total Common Stocks in Spain                                       19,403,084


Sweden--1.1%
Communications            Telefonaktiebolaget LM Ericsson AB 'B'               100,000          546,604
Equipment--0.1%

Household Products--0.8%  Electrolux AB 'B'                                    247,250        3,418,443

Machinery--0.1%           SKF AB 'B'                                            26,000          409,631

Tobacco--0.1%             Swedish Match AB                                     100,000          468,517

                          Total Common Stocks in Sweden                                       4,843,195


Switzerland--5.4%
Banks--0.3%               ++UBS AG (Registered Shares)                           8,000        1,146,036

Building Products         Gerberit International AG (Registered Shares)         18,392        4,143,955
--0.9%

Food Products--0.2%       Nestle SA (Registered Shares)                          4,500          956,328

Insurance--1.1%           ++Schweizerische Rueckversicherungs-
                          Gesellschaft (Registered Shares)                         620        1,238,965
                          Zurich Financial Services AG                          10,886        3,712,444
                                                                                            -----------
                                                                                              4,951,409

Machinery--1.0%           ++Saurer AG (Registered Shares)                        6,637        2,171,102
                          Sulzer AG (Registered Shares)                          7,637        2,430,244
                                                                                            -----------
                                                                                              4,601,346


Pharmaceuticals--1.9%     Novartis AG (Registered Shares)                      224,831        8,136,443
                          Roche Holding AG                                       9,000          648,401
                                                                                            -----------
                                                                                              8,784,844

                          Total Common Stocks in Switzerland                                 24,583,918


United Kingdom--24.5%
Aerospace &               British Aerospace PLC                              1,764,652        8,450,551
Defense--1.9%

Airports--1.5%            BAA PLC                                              731,300        6,788,102


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (continued)

United Kingdom (continued)
Banks--0.7%               Abbey National PLC                                    28,000      $   490,271
                          Bank of Scotland                                      50,000          564,670
                          Barclays PLC                                          42,000        1,287,700
                          HSBC Holdings PLC                                     80,000          947,914
                                                                                            -----------
                                                                                              3,290,555

Beverages--1.6%           Allied Domecq PLC                                  1,127,520        7,028,811

Biotechnology--0.7%       ++Celltech Group PLC                                 179,670        3,027,201

Building Materials        Hanson PLC                                         1,097,060        8,077,109
--1.8%

Chemicals--0.1%           BOC Group PLC                                         28,000          409,544

Commercial Services       Rentokil Initial PLC                                 186,000          630,433
& Supplies--0.1%

Diversified               Smiths Industries PLC                                376,980        4,374,023
Companies--2.2%           Tomkins PLC                                        2,217,900        5,708,236
                                                                                            -----------
                                                                                             10,082,259

Electronic Equipment      Spirent PLC                                        1,270,800        3,949,829
& Instruments--0.9%

Energy--0.0%              ++British Energy PLC (Deferred Shares)                54,000                1

Food & Drug               J Sainsbury PLC                                      100,000          623,387
Retailing--0.1%

Foods--1.9%               Unilever PLC                                       1,031,451        8,689,290

Hotels, Restaurants       P & O Princess Cruises PLC                            80,000          416,294
& Leisure--0.1%

Insurance--0.1%           Prudential Corporation PLC                            46,000          557,019

Insurance--               CGNU PLC                                             370,550        5,122,821
Multiline--1.2%

Media--1.0%               United Business Media PLC                            571,228        4,643,508

Multiline Retail          Kingfisher PLC                                       100,000          541,112
--0.2%                    Marks & Spencer PLC                                  120,000          442,172
                                                                                            -----------
                                                                                                983,284

Oil & Gas--0.7%           BP Amoco PLC                                         390,000        3,205,959

Pharmaceuticals--0.3%     AstraZeneca Group PLC                                 23,600        1,099,619

Publishing--0.9%          Reed International PLC                               461,800        4,091,696


June 30, 2001 Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                    In US Dollars
                                                                               Shares
Industry                       Investments                                      Held             Value
COMMON STOCKS (concluded)

United Kingdom (concluded)
Real Estate--0.3%         The British Land Company PLC                         120,000      $   818,525
                          ++Canary Wharf Finance PLC                            74,000          576,568
                                                                                            -----------
                                                                                              1,395,093

Regional Banks--2.4%      Lloyds TSB Group PLC                                 660,405        6,608,366
                          Royal Bank of Scotland Group PLC                     182,127        4,013,767
                                                                                            -----------
                                                                                             10,622,133

Security Services--0.9%   Chubb PLC                                          1,621,170        3,790,522

Specialty Retail--0.7%    Lex Service PLC                                      402,160        3,156,036

Telecommunications%       British Telecommunications PLC                       727,558        4,573,872
--1.3                     ++British Telecommunications PLC                     218,266        1,335,770
                                                                                            -----------
                                                                                              5,909,642

Tobacco--0.9%             British American Tobacco PLC                         540,532        4,105,103

                          Total Common Stocks in the United Kingdom                         110,145,801

                          Total Common Stocks (Cost--$437,192,557)                          432,148,699


PREFERRED STOCKS--1.5%

Germany--1.5%
Health Care               Fresenius Medical Care AG                            130,960        6,763,115
Providers &
Services--1.5%

                          Total Preferred Stocks (Cost--$5,544,981)                           6,763,115

                          Total Investments (Cost--$442,737,538)--97.5%                     438,911,814
                          Time Deposit*--4.2%                                                19,100,193
                          Liabilities in Excess of Other Assets--(1.7%)                     (7,656,641)
                                                                                           ------------
                          Net Assets--100.0%                                               $450,355,366
                                                                                           ============

++Non-income producing security.
(a)The rights may be exercised until 7/09/2001.
*Time deposit bears interest at 2.75% and matures on 7/02/2001.
See Notes to Financial Statements.


June 30, 2001 Mercury HW International Value VIP Portfolio


STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001
Assets:
Investments, at value (identified cost--$442,737,538)                                      $438,911,814
Cash                                                                                             58,417
Foreign cash                                                                                    279,191
Time deposit                                                                                 19,100,193
Receivables:
 Dividends                                                              $    1,049,435
 Capital shares sold                                                            61,656
 Forward foreign exchange contracts                                             21,498
 Interest                                                                        1,459        1,134,048
                                                                        --------------
Deferred organization expenses                                                                    6,470
                                                                                           ------------
Total assets                                                                                459,490,133
                                                                                           ------------

Liabilities:
Payables:
 Capital shares redeemed                                                     7,312,963
 Securities purchased                                                        1,308,502
 Investment adviser                                                            263,371
 Reorganization costs                                                          244,266        9,129,102
                                                                        --------------
Accrued expenses                                                                                  5,665
                                                                                           ------------
Total liabilities                                                                             9,134,767
                                                                                           ------------

Net Assets:
Net assets                                                                                 $450,355,366
                                                                                           ============

Net Assets Consist of:
Paid-in capital                                                                            $457,996,160
Undistributed investment income--net                                                         13,007,759
Accumulated realized capital losses on investments and
 foreign currency transactions--net                                                        (16,777,048)
Unrealized depreciation on investments and foreign currency
 transactions--net                                                                          (3,871,505)
                                                                                           ------------
Net assets--Equivalent to $10.99 per share based on
 40,997,215 shares outstanding++                                                           $450,355,366
                                                                                           ============

++Unlimited shares of no par value authorized.
See Notes to Financial Statements.


June 30, 2001 Mercury HW International Value VIP Portfolio


STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2001
Investment Income:
Dividends (net of $670,050 foreign withholding tax)                                        $  6,473,138
Interest and discount earned                                                                    367,665
                                                                                           ------------
Total income                                                                                  6,840,803
                                                                                           ------------

Expenses:
Investment advisory fees                                                $    1,470,085
Accounting services                                                            127,170
Custodian fees                                                                 126,876
Reorganization costs                                                            91,928
Professional fees                                                               54,874
Trustees' fees and expenses                                                     24,394
Printing and shareholder reports                                                18,491
Registration fees                                                               14,760
Amortization of organization expenses                                            4,413
Pricing fees                                                                     2,976
Transfer agent fees                                                              1,899
Other expenses                                                                   2,276
                                                                        --------------
Total expenses                                                                                1,940,142
                                                                                           ------------
Investment income--net                                                                        4,900,661
                                                                                           ------------

Realized & Unrealized Loss on Investments &
Foreign Currency Transactions--Net:
Realized loss from:
 Investments--net                                                          (8,663,338)
 Foreign currency transactions--net                                          (270,700)      (8,934,038)
                                                                        --------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                         (19,193,976)
 Foreign currency transactions--net                                           (34,486)     (19,228,462)
                                                                        --------------   --------------
Net Decrease in Net Assets Resulting from Operations                                     $ (23,261,839)
                                                                                         ==============

See Notes to Financial Statements.


June 30, 2001 Mercury HW International Value VIP Portfolio


STATEMENTS OF CHANGES IN NET ASSETS
                                                                          For the Six          For the
                                                                          Months Ended        Year Ended
                                                                            June 30,         December 31,
Increase (Decrease)in Net Assets:                                             2001               2000
Operations:
Investment income--net                                                  $    4,900,661     $  7,604,609
Realized gain (loss) on investments and foreign currency
 transactions--net                                                         (8,934,038)       11,537,166
Change in unrealized appreciation/depreciation
 on investments and foreign currency transactions--net                    (19,228,462)      (5,926,597)
                                                                        --------------    -------------
Net increase (decrease) in net assets resulting from operations           (23,261,839)       13,215,178
                                                                        --------------    -------------

Dividends & Distributions to Shareholders:
Investment income--net                                                              --      (3,616,986)
Realized gain on investments--net                                                   --      (1,728,083)
                                                                        --------------    -------------
Net decrease in net assets resulting from dividends and
 distributions to shareholders                                                      --      (5,345,069)
                                                                        --------------    -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions         117,325,489       63,587,744
                                                                        --------------    -------------

Net Assets:
Total increasein net assets                                                 94,063,650       71,457,853
Beginning of period                                                        356,291,716      284,833,863
                                                                        --------------    -------------
End of period*                                                          $  450,355,366     $356,291,716
                                                                        ==============    =============

*Undistributed investment income--net                                   $   13,007,759     $  8,107,098
                                                                        ==============    =============

See Notes to Financial Statements.


June 30, 2001 Mercury HW International Value VIP Portfolio


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                  For the
                                                   For the Six                                     Period
                                                      Months              For the                 June 10,
                                                      Ended              Year Ended              1998++ to
                                                     June 30,           December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                2001           2000           1999           1998
Per Share Operating Performance:
Net asset value, beginning of period               $   11.68      $   11.52      $    9.52      $   10.00
                                                   ---------      ---------      ---------      ---------
Investment income--net                               .14++++            .22            .15            .04
Realized and unrealized gain (loss) on
 investments--net                                      (.83)            .10           1.91          (.48)
                                                   ---------      ---------      ---------      ---------
Total from investment operations                       (.69)            .32           2.06          (.44)
                                                   ---------      ---------      ---------      ---------
Less dividends and distributions:
 Investment income--net                                   --          (.11)          (.06)          (.04)
 Realized gain on investments--net                        --          (.05)             --             --
                                                   ---------      ---------      ---------      ---------
Total dividends and distributions                         --          (.16)          (.06)          (.04)
                                                   ---------      ---------      ---------      ---------
Net asset value, end of period                     $   10.99      $   11.68      $   11.52      $    9.52
                                                   =========      =========      =========      =========

Total Investment Return:**
Based on net asset value per share                (5.91%)+++          2.85%         21.68%     (4.38%)+++
                                                  ==========      =========      =========      =========

Ratios to Average Net Assets:
Expenses                                               .99%*           .93%          1.01%         1.05%*
                                                   =========      =========      =========      =========
Investment income--net                                2.50%*          2.20%          1.63%         1.09%*
                                                   =========      =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)            $450,355       $356,292       $284,834       $289,135
                                                   =========      =========      =========      =========
Portfolio turnover                                       27%            39%            71%            24%
                                                   =========      =========      =========      =========

*Annualized.
**Total investment returns exclude insurance-related fees and expenses.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.



June 30, 2001 Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Mercury HW International Value VIP Portfolio (the "Fund") is a fund of Mercury HW Variable Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The effect on operations is recorded from the date the Fund enters into such contracts.



June 30, 2001 Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.35% as applied to the Fund's daily net assets through April 30, 2002.



June 30, 2001 Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Mercury Advisors has entered into sub-advisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The sub-advisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $10,024 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2001.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor. Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $67,737 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAMD, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $103,112,345 and $109,011,763, respectively.



June 30, 2001 Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized losses for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:



                                                Realized        Unrealized
                                                 Losses           Losses

Long-term investments                        $ (8,663,338)    $ (3,825,724)
Foreign currency transactions                    (270,700)         (45,781)
                                             -------------    -------------
Total                                        $ (8,934,038)    $ (3,871,505)
                                             =============    =============


As of June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $3,825,724, of which $49,114,424 related to appreciated securities and $52,940,148 related to depreciated securities. As of June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $442,737,538.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months
Ended June 30, 2001                              Shares       Dollar Amount

Shares sold                                     38,229,588    $ 430,531,808
Shares issued resulting from reorganization     10,211,084      115,814,267
                                             -------------    -------------
Total issued                                    48,440,672      546,346,075
Shares redeemed                               (37,946,435)    (429,020,586)
                                             -------------    -------------
Net increase                                    10,494,237    $ 117,325,489
                                             =============    =============


For the Year
Ended December 31, 2000                          Shares       Dollar Amount

Shares sold                                     26,714,935    $ 302,825,616
Shares issued to shareholders in
reinvestment of dividends                          471,346        5,345,069
                                             -------------    -------------
Total issued                                    27,186,281      308,170,685
Shares redeemed                               (21,417,783)    (244,582,941)
                                             -------------   --------------
Net increase                                     5,768,498   $   63,587,744
                                             =============   ==============



June 30, 2001 Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

5. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.


6.Commitments:
At June 30, 2001, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $224,000.


7. Acquisition of International Equity Focus Fund:
On April 30, 2001, the Fund acquired all of the net assets of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 11,869,420 shares of common stock of International Equity Focus Fund for 10,211,084 shares of common stock of the Fund. International Equity Focus Fund's net assets on that date of $115,814,267, including $4,878,960 of net unrealized depreciation and $16,373,303 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $472,887,106.



JUNE 30, 2001 MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO



OFFICERSANDTRUSTEES


Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



June 30, 2001 Mercury HW International Value VIP Portfolio